UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2008

PHARMATHENE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 450, Annapolis, Maryland		21401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (410) 269-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03          Material Modification to Rights of Security Holders.

Amendment to Certificate of Incorporation

At the 2008 annual meeting of stockholders of PharmAthene, Inc. (“the Company”), held on June 13, 2008 (the “2008 Annual Meeting”), the Company’s stockholders, among other things, voted to amend its amended and restated certificate of incorporation. The amendment (the “Amendment”) is described in Proposal 1 of the Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (“SEC”) on May 15, 2008 (the “Definitive Proxy Statement”), on pages 6 and 7, and is incorporated herein by reference.   The Amendment was filed with the Delaware Secretary of State on June 17, 2008.

A complete copy of the amended and restated certificate of incorporation, as amended, is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2007 Long-Term Incentive Plan

At the 2008 Annual Meeting, the Company’s stockholders also approved proposed amendments to the Company’s 2007 Long-Term Incentive Compensation Plan (as amended, the “2007 Plan”), to increase from 3,500,000 shares to 4,600,000 shares the maximum number of shares subject to the 2007 Plan and to add an evergreen provision pursuant to which the number of shares subject to the 2007 Plan will increase automatically in each year, beginning in 2009 and continuing through 2015, according to certain limits set forth in the 2007 Plan.

A description of the 2007 Plan appears in Proposal 4 on pages 39 through 47 of the Definitive Proxy Statement, and is incorporated herein by reference.   A copy of the 2007 Plan is filed as Appendix B to the Definitive Proxy Statement and is incorporated herein by reference.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description set forth in Item 3.03 of this Current Report on Form 8-K concerning the amendment to our amended and restated certificate of incorporation, is incorporated in this Item 5.03 by reference.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

NO.	DESCRIPTION
3.1	Amended and Restated Certificate of Incorporation of the Company, as amended on June 17, 2008.
10.1

2007 Long-Term Incentive Compensation Plan (incorporated by reference to Appendix B to the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 15, 2008).

Forward Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such statements are intended to be covered by the safe harbor to “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements deal with management’s current expectations regarding the Company’s plans and objectives for future operations and relate to, among other things, the ability of the Company to achieve milestones or to create value for its stockholders.  Forward-looking statements are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and the Company cannot assure you that the projections included in these forward-looking statements will come to pass. In addition, forward-looking statements may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  These factors include, but are not limited to, risks associated with obtaining regulatory approvals, unforeseen technical difficulties, dependencies on certain customers or products, market acceptance and competition, ability to receive grant and contract revenue and procurement funding, ability to identify any additional strategic acquisitions or other opportunities to accelerate growth, cash at the end of the year, as well as other risks described in the Company’s filings with the Securities and Exchange Commissions, including its annual report on Form 10-K for the year ended December 31, 2007.  The Company undertakes no obligation to revise or update any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMATHENE, INC. (Registrant)

Date: June 19, 2008	By:	/s/ Christopher C. Camut
Christopher C. Camut Vice President and Chief Financial Officer